Quarterly Earnings Summary Quarterly Earnings Summary Exhibit 99.2

2 Quarterly earnings summary: Q3 2014
statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and
Exchange Commission. The information contained in the
forward looking statements is provided as of the date first set forth above and the company disclaims any obligation to
update such statements.
This document includes the non-GAAP financial measures of
“Adjusted EBITDA” and “free cash flow” . See page 12 for a
note regarding the Company’s use of Non-GAAP financial
measures and slide 9 and 10 for a reconciliation of GAAP to
non-GAAP.
This Q3-2014 Quarterly Earnings Summary contains forward
looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of
1934. Investors are cautioned that statements which are not
strictly historical statements, including statements concerning future expected financial performance.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”,
“estimates”, “believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking

3 Quarterly earnings summary: Q3 2014
Highlights
• Q3 revenue of $18.1M
• Q3 Adjusted EBITDA $407K, positive for
the seventh consecutive quarter
• Q3 O&O revenue up 31 percent
from the prior year period
• Q3 RKV of $201, compared to $180 in prior
year period
Financials
• Ended Q3 with $4.3M in total cash
• Reduced debt by $4.5M
• Positive free cash flow $2.2M
• Announced annual cost savings actions of
approximately $2.6M
• Updated 2014 guidance: Revenue between
$87M and $90M, and  Adjusted EBITDA
between $2M and $2.4M
Innovation
• Expanding reach with the expected
launch of nQuery TM solution with a top
five global carrier
• Launched our advanced traffic quality
solution nTegrity TM
• Building and monetizing our Local
audience with proprietary traffic quality
tools
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

4 Quarterly earnings summary: Q3 2014
$ in Millions2 Q3-14 Q2-14 Q3-13
GAAP Revenue $         18.1 $         22.5 $        23.5
Adjusted EBITDA $           0.4 $           1.0 $          1.3
Net Loss $         (1.3) $         (1.3) $        (1.7)
Diluted Adjusted EBITDA per share $         0.02 $         0.04 $        0.06
Diluted GAAP net loss per share $       (0.06) $       (0.06) $      (0.08)
Diluted weighted avg shares used for Adj EBITDA per share 23,304             23,306 23,191
Diluted weighted avg shares used for GAAP net loss per share 23,230 23,228 22,962
Cash $         4.31 $         6.68 $         4.85
Ending Employees 84 87 89
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

5 Quarterly earnings summary: Q3 2014 101.0 100.0 106.2 $276 $230 $215 93.4 $199.5 80.0 $180.3 80.4 $178 $189.3 71.6 $203.8 72.6 Local.com $201.1 65.5

6 Quarterly earnings summary: Q3 2014 24.5 24% 25.4 31.9 33.7 32.0 31.0 23.1 20.6 16.6 25% 30% 36% 40% 39% 32% 28% 25%

7 Quarterly earnings summary: Q3 2014 8.3 11.6 14.5 16.1 14.8 9.9 6.4 7.6 5.0

8 Quarterly earnings summary: Q3 2014
% of Total Revenue by Business Unit
20%
80%
37%
63%
39%
61%
51%
49%
Quarterly Revenues by Business Unit
$5.0
$19.4
$7.6
$12.9
$8.3
$13.2
$11.6
$11.1
$ in Millions Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14
Network
$      5.0 $      7.6 $      8.3 $    11.6 $    14.5 $    16.1 $    14.8 $      9.9 $      6.4
O&O
$    19.4 $    12.9 $    13.2 $    11.1 $      8.9 $    10.7 $    11.4 $    12.6 $    11.7
Consolidated  Revenue
$    24.4 $    20.6 $    21.5 $    22.7 $    23.5 $    26.8 $    26.2 $    22.5 $    18.1
$14.5
$8.9
62%
38%
60%
40%
$16.1
$10.7
$24.4
$20.6
$21.5
$22.7
$23.5
$26.8
$14.8
$11.4
$26.2
56%
44%
$22.5
$9.9
$12.6
44%
56%
$18.1
$6.4
$11.7
36%
64%

9 Quarterly earnings summary: Q3 2014
Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*
Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $2,200
Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (2,100)
Less provision for income taxes (158) (102) (178) (111) (139) (100)
Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (700)
Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)
Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)
Less LEC receivable reserve - - - (1,407) - -
Less net loss from discontinued operations - - (6,899) (14,250) (3,740) -
Plus gain on sale of Rovion - - - 1,458 - -
Plus revaluation of warrants (2,981) 887 2,633 202 1,100 -
Less Geo-Tag settlement - - - - (550) -
Less non-recurring charges (520) - (1,461) (684) (2,829) (1,800)
GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,373) $(7,300)
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12
*As of November 2014

10 Quarterly earnings summary: Q3 2014
Description Q3-14
Net cash provided by operating activities $3,012
Less capital expenditures (830)
Free cash flow $2,182
Net cash used in investing activities $(830)
Net cash used in financing activities $ (4,547)
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

11 Quarterly earnings summary: Q3 2014
$ in Millions Q3-13 Q4-13 Q1-14 Q2-14 Q3-14
Assets
Cash & marketable debt securities $     4.8 $     5.1 $     3.7 $     6.7 $     4.3
Accounts receivable, net
14.9 17.3 18.2 12.8 8.1
Total Assets 51.4 51.6 50.7 47.7 40.1
Liabilities and Equity
Total Debt 13.1 13.2 14.0 13.6 9.2
Total Liabilities
29.7 31.3 33.1 31.2 24.7
Total Liabilities & Equity $   51.4 $   51.6 $   50.7 $   47.7 $   40.1

12 Quarterly earnings summary: Q3 2014
$ in Millions FY-2014
Total Revenue $87M – 90M
Adjusted EBITDA $2.0M – 2.4M
Per Diluted Share $0.09-$0.10
Diluted  Weighted Avg. Shares 23,500
Projected as of  November 12, 2014
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

13 Quarterly earnings summary: Q3 2014
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income (loss) and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using
Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company.
A limitation of using free cash flow versus the GAAP measure of net cash provided by operating activities as a means for evaluating the company is that free cash flow does not represent the total increase or decrease in the cash balance from operations for the period because it excludes cash used for capital expenditures during the period. The company believes that free cash flow provides investors with an additional tool in evaluating the company’s liquidity.
While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP, it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to the GAAP measures.
This press release includes the non-GAAP financial measures of “Adjusted EBITDA” and “free cash flow.” Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation; net income (loss) from discontinued operations; accrued lease liability/asset; and severance charges. Adjusted
EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Free cash flow is reconciled to net cash provided by operating activities which we believe is the most comparable GAAP measure. Adjusted EBITDA and free cash flow, as defined above, are not measurements under GAAP. A reconciliation of net income (loss) to
Adjusted EBITDA and free cash flow to net cash provided by operating activities is set forth at the end of this press release.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-
based compensation expense, net income (loss) from discontinued operations, derivatives’
revaluation charges; accrued lease liability/asset; settlement accrual; and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
Management also believes free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology infrastructure and land and buildings, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of free cash flow also facilitates management's comparisons of our operating results to competitors' operating results.

Fred Thiel
Chairman & CEO
fred@local.com
Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800 | www.localcorporation.com
Ken Cragun
CFO
kcragun@local.com
Quarterly earnings summary: Q3 2014 14